UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01728

Nicholas Fund, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2021

Date of reporting period: 03/31/2021

Item 1. Report to Stockholders.

ANNUAL REPORT
March 31, 2021

NICHOLAS FUND, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.nicholasfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); direct shareholders may call the Fund at 1-800-544-6547. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

WWW.NICHOLASFUNDS.COM

NICHOLAS FUND, INC.

May 2021

Dear Fellow Shareholders:

     For the fiscal year ended March 31, 2021, Nicholas Fund (the “Fund”) returned 51.97% compared to 56.35% for the Standard & Poor’s 500 (“S&P 500”) Index and 62.74% for the Russell 1000 Growth Index. The period was characterized by extraordinary monetary and fiscal stimulus as well as excitement over the vaccines being approved and implemented during the second half of the Fund’s fiscal year. This drove investors to begin to favor economically sensitive stocks over growth stocks which had outperformed during the COVID-19 lockdowns.

     Returns for Nicholas Fund, Inc. and selected indices are provided in the chart below for the period ended March 31, 2021.

			Average Annual Total Return
	1	Year	3	Year	5	Year	10	Year	50	Year
Nicholas Fund, Inc.	51.97%		17.38%		14.36%		13.27%		11.37%
Standard & Poor’s 500 Index	56.35%		16.78%		16.29%		13.91%		10.80%
Russell 1000 Growth Index	62.74%		22.80%		21.05%		16.63%		n/a
Consumer Price Index	2.64%		2.00%		2.15%		1.73%		3.85%
Ending value of $10,000 invested
in Nicholas Fund, Inc.	$15,197		$16,171		$19,563		$34,769		$2,182,301
Fund’s Expense Ratio (from 07/30/20 Prospectus): 0.72%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     The stock market reached an important inflection point recently that has started to benefit the Fund. During the beginning of the COVID-19 pandemic, investors piled into highly valued technology names that benefited from the work-from-home economy which propelled these stocks to all-time high valuations. We believed most of these stocks were already expensive prior to the pandemic, and with these stocks rising to new highs, our underweight of the technology sector hurt the Fund’s relative performance during this period. As investors became more comfortable with the sustainability of the economic recovery, a rotation ensued into “economy reopening” stocks, many of which had been left behind and possessed attractive valuations. This rotation benefited the Fund as we focus on high quality companies that also trade at reasonable valuations. We believe we are in the early innings of the rotation to stocks with these characteristics, as they remain cheaper than historical norms compared to technology and other high growth stocks. The challenge to the market may be from rising interest rates as inflationary pressures are appearing across the economy. The highest priced, riskiest stocks would be most vulnerable to a significant rise in rates. We anticipate a rotation into quality growth stocks in the months ahead as more headwinds appear from high valuations and potential inflation.

     The Fund’s performance relative to the S&P 500 Index was helped by stock selection in the health care, industrial and real estate sectors. Detractors from performance relative to the benchmark were the information technology, communication services and energy sectors. On an absolute basis, the technology sector for the Fund had the largest weighting and produced the highest returns. The best performing securities held by the Fund during the period were Apple, Alphabet and Microsoft. The worst performing securities held by the Fund during the period were Gilead Sciences, Synopsys and NVIDIA.

     As of March 31, 2021, the portfolio held 64 stocks and ended the quarter with approximately 2% cash. The sector weightings were information technology 30%, health care 16%, financials 12%, consumer discretionary 12%, industrials 11%, communication services 7%, consumer staples 5%, materials 2%, real estate 2%, and energy 1%.

     We continue to focus on owning high quality companies with sustainable competitive advantages, consistent revenue and earnings growth, strong balance sheets and management teams, and that are trading at reasonable valuations. We believe that investors will continue to rotate toward more reasonably valued stocks as the economy improves, and the Fund and our shareholders are positioned to benefit from this.

Thank you for your continued support.

Mutual fund investing involves risk. Principal loss is possible. Investing in small- and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, stock price fluctuations and liquidity.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NICHOLAS FUND, INC. AND S&P 500 INDEX

     The line graph which follows compares the initial account value and subsequent account value at the end of each of the most recently completed ten fiscal years of the Fund, to the same investment over the same periods in the S&P 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the period.

     The Fund’s average annual total returns for the one-, five- and ten-year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended	Five Years Ended	Ten Years Ended
	March 31, 2021	March 31, 2021	March 31, 2021
Average Annual Total Return	51.97%	14.36%	13.27%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights (NICSX)
For a share outstanding throughout each period

		Years Ended March 31,
	2021	2020	2019	2018	2017
NET ASSET VALUE, BEGINNING OF PERIOD	$56.53	$65.11	$62.10	$65.52	$61.78
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.33	.33	.38	.29	.37
Net gain (loss) on securities (realized
and unrealized)	28.49	(3.33)	7.14	5.90	5.59
Total from investment operations	28.82	(3.00)	7.52	6.19	5.96
LESS DISTRIBUTIONS
From net investment income	(.34)	(.34)	(.39)	(.41)	(.44)
From net capital gain	(4.87)	(5.24)	(4.12)	(9.20)	(1.78)
Total distributions	(5.21)	(5.58)	(4.51)	(9.61)	(2.22)
NET ASSET VALUE, END OF PERIOD	$80.14	$56.53	$65.11	$62.10	$65.52

TOTAL RETURN	51.97%	(5.90)%	13.07%	10.11%	9.87%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$3,353.3	$2,370.2	$2,737.5	$2,695.8	$2,850.4
Ratio of expenses to average net assets	.71%	.72%	.72%	.72%	.72%
Ratio of net investment income
to average net assets	.46%	.49%	.60%	.46%	.58%
Portfolio turnover rate	16.74%	15.36%	12.76%	18.40%	40.90%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
March 31, 2021 (unaudited)

Percentage
Name	of Net Assets
Alphabet Inc. – Class C	4.38%
Microsoft Corporation	4.13%
Apple Inc.	3.12%
Aon plc	2.85%
Visa Inc. – Class A	2.62%
Cintas Corporation	2.57%
Home Depot, Inc. (The)	2.46%
Thermo Fisher Scientific Inc.	2.43%
Mastercard Incorporated – Class A	1.91%
Fiserv, Inc.	1.88%
Total of top ten	28.35%

Sector Diversification (as a percentage of portfolio)
March 31, 2021 (unaudited)

Fund Expenses
For the six month period ended March 31, 2021 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During Period*
	09/30/20	03/31/21	10/01/20 – 03/31/21
Actual	$1,000.00	$1,154.70	$3.81
Hypothetical	1,000.00	1,021.46	3.58
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 182 then divided by 365 to reflect the one-half year period.

Schedule of Investments
March 31, 2021

Shares or
Principal
Amount		Value
COMMON STOCKS — 97.70%
	Communication Services – Media & Entertainment — 6.54%
71,000	Alphabet Inc. – Class C*	$146,872,730
550,000	Comcast Corporation – Class A	29,760,500
145,000	Facebook, Inc. – Class A*	42,706,850
		219,340,080
	Consumer Discretionary – Retailing — 9.06%
20,000	Amazon.com, Inc.*	61,881,600
270,000	Home Depot, Inc. (The)	82,417,500
114,976	O’Reilly Automotive, Inc.*	58,321,576
850,000	TJX Companies, Inc. (The)	56,227,500
145,000	Ulta Beauty, Inc.*	44,829,650
		303,677,826
	Consumer Discretionary – Services — 2.67%
180,000	McDonald’s Corporation	40,345,200
450,000	Starbucks Corporation	49,171,500
		89,516,700
	Consumer Staples – Food & Staples Retailing — 1.10%
105,000	Costco Wholesale Corporation	37,010,400
	Consumer Staples – Food, Beverage & Tobacco — 3.82%
875,000	Coca-Cola Company (The)	46,121,250
180,000	Constellation Brands, Inc. – Class A	41,040,000
700,000	Mondelez International, Inc. – Class A	40,971,000
		128,132,250
	Energy — 1.12%
1,700,000	Enterprise Products Partners L.P.	37,434,000
	Financials – Banks — 3.05%
340,000	JPMorgan Chase & Co.	51,758,200
865,000	Truist Financial Corporation	50,446,800
		102,205,000
	Financials – Diversified — 4.70%
775,000	Charles Schwab Corporation (The)	50,514,500
455,000	Intercontinental Exchange, Inc.	50,814,400
160,000	S&P Global Inc.	56,459,200
		157,788,100
	Financials – Insurance — 4.17%
415,000	Aon plc	95,495,650
280,000	Chubb Limited	44,231,600
		139,727,250

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2021

Shares or
Principal
Amount		Value
COMMON STOCKS — 97.70% (continued)
	Health Care – Equipment & Services — 9.06%
605,000	Alcon, Inc.*	$42,458,900
140,000	Becton, Dickinson and Company	34,041,000
1,110,000	Boston Scientific Corporation*	42,901,500
85,000	DexCom, Inc.*	30,548,150
190,100	Laboratory Corporation of America Holdings*	48,481,203
450,000	Medtronic Public Limited Company	53,158,500
140,000	UnitedHealth Group Incorporated	52,089,800
		303,679,053
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 7.22%
535,000	Bristol-Myers Squibb Company	33,774,550
230,000	Eli Lilly and Company	42,968,600
280,000	Johnson & Johnson	46,018,000
495,887	Merck & Co., Inc.	38,227,929
178,188	Thermo Fisher Scientific Inc.	81,321,439
		242,310,518
	Industrials – Capital Goods — 7.26%
1,005,000	Fastenal Company	50,531,400
650,000	Fortive Corporation	45,916,000
265,000	Honeywell International Inc.	57,523,550
165,000	Illinois Tool Works Inc.	36,550,800
300,000	Otis Worldwide Corporation	20,535,000
80,000	Roper Technologies, Inc.	32,267,200
		243,323,950
	Industrials – Commercial & Professional Services — 4.05%
252,500	Cintas Corporation	86,180,775
456,000	Copart, Inc.*	49,526,160
		135,706,935
	Information Technology – Hardware & Equipment — 4.91%
855,660	Apple Inc.	104,518,869
1,165,000	Cisco Systems, Inc.	60,242,150
		164,761,019
	Information Technology – Semiconductors &
	Semiconductor Equipment — 6.02%
90,000	Applied Materials, Inc.	12,024,000
80,000	NVIDIA Corporation	42,714,400
340,000	Skyworks Solutions, Inc.	62,383,200
265,000	Texas Instruments Incorporated	50,082,350
280,000	Xilinx, Inc.	34,692,000
		201,895,950

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2021

Shares or
Principal
Amount		Value
COMMON STOCKS — 97.70% (continued)
	Information Technology – Software & Services — 19.10%
110,000	Adobe Inc.*	$52,290,700
195,000	Cadence Design Systems, Inc.*	26,713,050
530,000	Fiserv, Inc.*	63,091,200
299,737	Global Payments Inc.	60,420,984
45,000	KLA Corporation	14,868,000
180,000	Mastercard Incorporated – Class A	64,089,000
587,500	Microsoft Corporation	138,514,875
172,500	salesforce.com, inc.*	36,547,575
58,000	ServiceNow, Inc.*	29,006,380
107,500	Synopsys, Inc.*	26,636,350
415,000	Visa Inc. – Class A	87,867,950
162,500	Workday, Inc.*	40,369,875
		640,415,939
	Materials — 2.08%
135,000	Air Products and Chemicals, Inc.	37,980,900
375,802	Ball Corporation	31,845,462
		69,826,362
	Real Estate — 1.77%
750,000	CBRE Group, Inc.*	59,332,500
	TOTAL COMMON STOCKS
	(cost $1,705,393,323)	3,276,083,832

SHORT-TERM INVESTMENTS — 2.48%
	U.S. Government Security – 0.95%
$32,000,000	U.S. Treasury Bill 05/27/2021, 0.041%	31,998,009
	Money Market Fund – 1.53%
51,365,454	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield 0.026%	51,365,454
	TOTAL SHORT-TERM INVESTMENTS
	(cost $83,363,463)	83,363,463
	TOTAL INVESTMENTS – 100.18%
	(cost $1,788,756,786)	3,359,447,295
	LIABILITIES, NET OF OTHER ASSETS – (0.18)%	(6,180,510)
	TOTAL NET ASSETS
	(basis of percentages above) – 100%	$3,353,266,785

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
March 31, 2021

ASSETS
Investments in securities at value (cost $1,788,756,786)	$3,359,447,295
Receivables —
Dividend and interest	2,089,341
Capital stock subscription	25,829
Total receivables	2,115,170
Other	58,658
Total assets	3,361,621,123

LIABILITIES
Payables —
Investment securities purchased	6,223,455
Due to adviser —
Management fee	1,831,878
Accounting and administrative fee	59,069
Total due to adviser	1,890,947
Capital stock redemption	81,485
Other payables and accrued expense	158,451
Total liabilities	8,354,338
Total net assets	$3,353,266,785

NET ASSETS CONSIST OF
Paid in capital	$1,552,884,893
Accumulated distributable earnings	1,800,381,892
Total net assets	$3,353,266,785

NET ASSET VALUE PER SHARE ($.50 par value,
200,000,000 shares authorized), offering price
and redemption price (41,843,716 shares outstanding)	$80.14

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended March 31, 2021

INCOME
Dividend	$35,444,408
Interest	51,527
Total income	35,495,935

EXPENSES
Management fee	19,667,325
Transfer agent fees	671,522
Accounting and administrative fees	652,707
Custodian fees	147,678
Insurance	92,194
Printing	81,903
Postage and mailing	79,605
Registration fees	58,420
Directors’ fees	45,450
Audit and tax fees	34,626
Accounting system and pricing service fees	32,060
Legal fees	12,279
Other operating expenses	12,089
Total expenses	21,587,858
Net investment income	13,908,077

NET REALIZED GAIN ON INVESTMENTS	366,335,166

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	819,844,110
Net realized and unrealized gain on investments	1,186,179,276
Net increase in net assets resulting from operations	$1,200,087,353

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended March 31, 2021 and 2020

	2021	2020
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$13,908,077	$13,827,821
Net realized gain on investments	366,335,166	198,960,826
Change in net unrealized
appreciation/depreciation on investments	819,844,110	(345,645,076)
Net increase (decrease) in net assets
resulting from operations	1,200,087,353	(132,856,429)

DISTRIBUTIONS TO SHAREHOLDERS
From investment operations	(213,581,356)	(229,604,341)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(821,151 and 703,625 shares, respectively)	58,524,007	47,317,478
Reinvestment of distributions
(2,703,624 and 3,156,804 shares, respectively)	198,597,470	213,914,597
Cost of shares redeemed
(3,611,057 and 3,972,871 shares, respectively)	(260,527,263)	(266,150,425)
Change in net assets derived
from capital share transactions	(3,405,786)	(4,918,350)
Total increase (decrease) in net assets	983,100,211	(367,379,120)

NET ASSETS
Beginning of period	2,370,166,574	2,737,545,694
End of period	$3,353,266,785	$2,370,166,574

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
March 31, 2021

(1) Summary of Significant Accounting Policies —
Nicholas Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment
Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     Level 1 – quoted prices in active markets for identical investments

     Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers,

Notes to Financial Statements (continued)
March 31, 2021

                   transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2021 in valuing the
Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$3,276,083,832
Money Market Fund	51,365,454
Level 2 –
U.S. Government Security	31,998,009
Level 3 –
None	—
Total	$3,359,447,295
(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least semiannually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for

Notes to Financial Statements (continued)
March 31, 2021

financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At March 31, 2021, no reclassifications were recorded.

The tax character of distributions paid during the years ended March 31, 2021 and
2020 was as follows:

	03/31/2021	03/31/2020
Distributions paid from:
Ordinary income	$16,906,938	$13,832,461
Long-term capital gain	196,674,418	215,771,880
Total distributions paid	$213,581,356	$229,604,341

As of March 31, 2021, investment cost for federal tax purposes was
$1,771,867,340 and the tax basis components of net assets were as follows:

Unrealized appreciation	$1,593,930,756
Unrealized depreciation	(6,350,801)
Net unrealized appreciation	1,587,579,955
Undistributed ordinary income	8,531,850
Accumulated undistributed
net realized capital gains	221,692,581
Other temporary differences	(17,422,494)
Paid in capital	1,552,884,893
Net assets	$3,353,266,785

The difference between financial statement and tax-basis investment cost is attributable primarily to holdings in partnership interests.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of March 31, 2021. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended
March 31, 2021. At March 31, 2021, the fiscal years 2018 through 2021 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946,”Financial Services –
Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements (continued)
March 31, 2021

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of March 31, 2021. There have been no material subsequent events since
March 31, 2021 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million and 0.65% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $7,279 for the year ended March 31, 2021 for legal services rendered by this law firm.

(3) Investment Transactions —
For the year ended March 31, 2021, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $486,423,138 and $606,558,822, respectively.

Report of Independent Registered

Public Accounting Firm

To the shareholders and Board of Directors of Nicholas Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Nicholas Fund, Inc.
(the “Fund”), including the schedule of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the
Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the
Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers;
when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
May 26, 2021

We have served as the auditor of one or more Nicholas investment companies since 1977.

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
July 14, 1969(1)	$6.59	$—		$—		—	$10,000
March 31, 1985	29.24	0.6420		1.5760		13.2 times	69,858
March 31, 1986	35.26	0.5750		0.6100		15.8	87,699
March 31, 1987	39.94	0.8820		0.1870		16.3	102,387
March 31, 1988	32.15	1.8400		4.0340		14.1	98,557
March 31, 1989	35.27	1.0250		0.4510		13.2	113,155
March 31, 1990	37.72	0.9240		1.0540		14.9	127,360
March 31, 1991	42.99	0.7900		0.2250		16.9	149,180
March 31, 1992	49.68	0.6790		0.8240		19.4	178,011
March 31, 1993	52.91	0.6790		2.0420		18.5	200,098
March 31, 1994	51.10	0.8175		1.0470		16.7	200,182
March 31, 1995	52.22	0.7070		3.3170		17.2	221,970
March 31, 1996	63.81	0.5650		4.0945		21.0	293,836
March 31, 1997	67.11	0.4179		5.3166		21.7	336,973
March 31, 1998	93.98	0.3616		5.8002		30.0	508,762
March 31, 1999	85.20	0.5880		8.2716		31.7	509,446
March 31, 2000	84.56	0.3114		5.9433		37.3	543,813
March 31, 2001	54.11	0.1900		19.2500		26.6	452,780
March 31, 2002	53.74	0.2360		—		23.8	451,627
March 31, 2003	40.37	0.1585		—		16.4	340,547
March 31, 2004	56.14	0.0905		—		19.4	474,406
March 31, 2005	60.05	0.0678		0.4100		19.4	511,476
March 31, 2006	61.49	0.2512		5.3194		18.4	574,151
March 31, 2007	57.85	0.8173		4.3310		16.6	588,783
March 31, 2008	45.03	0.2283		9.9501		17.4	550,664
March 31, 2009	27.71	0.1714		4.6096		12.1	376,093
March 31, 2010	44.00	0.0939		—		19.1	598,760
March 31, 2011	48.18	0.0297		3.7458		17.9	716,234
March 31, 2012	47.85	0.1844		3.3515		18.7	769,243
March 31, 2013	55.01	0.0144		2.6127		20.1	934,800
March 31, 2014	65.28	0.3265		2.7697		21.0	1,166,414
March 31, 2015	71.57	0.2066		5.6554		21.5	1,393,972
March 31, 2016	61.78	0.3937		3.4892		16.8	1,272,980
March 31, 2017	65.52	0.4386		1.7763		22.2	1,398,599
March 31, 2018	62.10	0.4061		9.2027		23.9	1,539,955
March 31, 2019	65.11	0.3917		4.1213		23.8	1,741,281
March 31, 2020	56.53	0.3365		5.2417		22.5	1,638,615
March 31, 2021	80.14	0.3380	(a)	4.8738	(b)	33.1	2,490,274

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.

(a)	Paid $0.0849 on June 3, 2020 to shareholders of record on June 2, 2020. Paid $0.2531 on December 29, 2020 to shareholders of record on December 28, 2020.
(b)	Paid $1.4504 on June 3, 2020 to shareholders of record on June 2, 2020. Paid $3.4234 on December 29, 2020 to shareholders of record on December 28, 2020.

Approval of Investment Advisory Contract
(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory
Contract can be found in the Fund’s Semiannual Report dated September 30, 2020.

Liquidity Risk Management Program
(unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”)
in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Fund has designated Nicholas Company, Inc., the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under
Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments”
(as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment
Minimum”); and (5) periodic reporting to the Board of Directors.

At a meeting of the Board of Directors on February 1, 2021, Nicholas Company, Inc. provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly
Liquid Investment Minimum and any material changes to the Program, for the period from
January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling
800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional
Information, which can be found on the SEC’s website, www.sec.gov. A record of how the
Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form
N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of March 31, 2021. Unless otherwise listed, the business address of each director and officer is 411 East Wisconsin Avenue, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorships
	With	Time	During Past	Overseen	Held
Name and Age	Fund	Served	5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA	President,	(3), 4 years	President, Chief	4	None
– 59(1)(2)	Director and		Executive Officer,
	Lead		Chief Investment
	Portfolio		Officer and Director,
	Manager		Nicholas Company,
Inc., the Adviser
to the Fund. He is
also the Lead
Portfolio Manager
of Nicholas II, Inc.
and Nicholas Limited
Edition, Inc. and Co-
Portfolio Manager of
Nicholas Equity
Income Fund, Inc.
DISINTERESTED DIRECTORS
John A. Hauser – 62	Director	(3), 4 years	Chaplain, Door County	4	None
Medical Center, 2019
to present. Private
Investor January 2018
to present. Senior Vice
President – Trust and
Community Relations,
Nicolet Bank, October
2016 to December 2016.
Senior Vice President –
Director of Wealth
Services, April 2016 to
October 2016. Prior to
its acquisition by Nicolet
Bank in April 2016,
Mr. Hauser served in
various senior
management roles for
Baylake Bank from 1984
to 2008 and from
2009 to April 2016.

Directors and Officers of the Fund (continued)
(unaudited)

Number of
			Term of		Portfolios
		Positions	Office and	Principal	in Fund	Other
		Held	Length of	Occupations	Complex	Directorships
		With	Time	During Past	Overseen	Held
Name and Age		Fund	Served	5 Years	by Director	by Director
David P. Pelisek, CFA – 62		Director	(3), 1 year	Private Investor,	4	None
September 2016 to
present. Managing
Director, Robert W.
Baird & Co., Inc. and
Partner, Baird Capital
Partners Buyout
Funds I-V, January
1994 to May 2016.
Jay H. Robertson – 69		Director	(3), 18 years	Private Investor,	4	None
April 2000 to present.
Chairman of the Board
of Robertson-Ryan and
Associates, Inc., an
insurance brokerage
firm from 1993 to
March 2000.
Term of
		Positions	Office and
		Held	Length of
		With	Time
Name and Age		Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
David L. Johnson, CFA		Executive	Annual,	Executive Vice President, Nicholas Company, Inc.,
– 79	(2)	Vice	41 years	the Adviser to the Fund.
President
Lawrence J. Pavelec, CFA		Senior Vice	Annual,	Executive Vice President, Secretary and Chief
– 62		President	16 years	Operating Officer, Nicholas Company, Inc., the
		and		Adviser to the Fund, and employed by the Adviser
		Secretary		since April 2003.
Jennifer R. Kloehn, CPA		Senior Vice	Annual,	Executive Vice President, Treasurer, Chief
– 47		President,	5 years	Financial Officer and Chief Compliance Officer,
		Treasurer		Nicholas Company, Inc. the Adviser to the Fund.
		and Chief		Compliance Officer and Assistant Vice President
		Compliance		of the Adviser from July 2004 to April 2016.
Officer

Directors and Officers of the Fund (continued)
(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
Michael L. Shelton, CFA,	Senior	Annual,	Senior Vice President, Nicholas Company, Inc.,
CPA – 49	Vice	5 years	the Adviser to the Fund and Lead Portfolio
	President,		Manager of Nicholas Equity Income Fund, Inc.
	and		He served as Co-Portfolio Manager of Nicholas
	Co-Portfolio		Equity Income, Inc. from April 2011 to
	Manager		August 2016.
Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser to
– 63	President	35 years	the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser.

(2)	David O. Nicholas is a nephew of David L. Johnson.
(3)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about the
Fund directors and is available, without charge, upon request, by calling 800-544-6547 or
414-276-0535.

Privacy Policy
(unaudited)

Nicholas Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

* Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

* Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

* Other general information that we may obtain about you such as demographic information.

       WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                ABOUT CURRENT OR FORMER SHAREHOLDERS.

             INFORMATION SHARED WITH OUR TRANSFER AGENT,
                 A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

* With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and
our dividend disbursing agent to process fund dividend checks.

* With a party representing you, with your consent, such as your broker or lawyer.

* When required by law, such as in response to a subpoena or other legal process.

The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan — An Update
(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas Fund
$1,000 initial investment on	07/14/1969	*	03/31/2011
Number of years investing $100 each month
following the date of initial investment	51.7		10
Total cash invested	$63,100		$13,000
Total dividend and capital gain distributions reinvested .	$2,612,319		$8,351
Total full shares owned at 03/31/2021	47,669		348
Total market value at 03/31/2021	$3,820,224		$27,940

The results above assume purchase on the last day of the month. The Nicholas Automatic
Investment Plan actually invests on the date specified by the investor. Total market value includes reinvestment of all distributions.

*Date of Initial Public Offering.

Directors and Officers
DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

MICHAEL L. SHELTON, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b) Not applicable.

(c) During the period covered by the report, there were no amendments to the provisions of the Code of Ethics adopted in Item 2(a) above.

(d) During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the Code of Ethics adopted in Item 2(a) above.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. David P. Pelisek, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item. He was selected as the Fund’s Audit Committee Financial Expert at the Fund’s Board of Directors Meeting held on February 3, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,400 in 2021 and $26,600 in 2020.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,650 in 2021 and $6,450 in 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $18,700 in 2020 and $18,200 in 2019. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2020 and 10/31/2019, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (that is the subject of the disclosure required by Item 2), attached hereto as EX-99.CODE ETH.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: May 27, 2021

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: May 27, 2021

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: May 27, 2021